UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒       Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

XOMA CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your **Vote** Counts!

XOMA CORPORATION

2024 Annual Meeting

Vote by May 14, 2024 11:59 PM ET for shares held directly. For shares held in a 401(k) Plan, vote by May 13, 2024 11:59 PM ET.

XOMA CORPORATION
ATTN: THOMAS M. BURNS
2200 POWELL STREET, SUITE 310
EMERYVILLE, CA 94608

V38865-P07969

You invested in XOMA CORPORATION and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 15, 2024.

Get informed before you vote

View the Notice, Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the materials by requesting prior to May 1, 2024. If you would like to request a copy of the materials for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy of the materials.

  *Please check the meeting materials for any special requirements for meeting attendance.

 Vote at www.ProxyVote.com

 THIS IS NOT A VOTABLE BALLOT

This is an overview of the more complete proxy materials that are available to you on the internet. You may view the proxy materials at www.ProxyVote.com or easily request a paper copy of the materials. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote on these important matters.

Voting Items		Board Recommends
1.	Election of Directors: To be elected for terms expiring in 2025

Nominees:

	01) Heather L. Franklin 05) Joseph M. Limber	For
02) Natasha Hernday 06) Matthew D. Perry
03) Owen Hughes 07) Jack L. Wyszomierski
04) Barbara Kosacz

2.	Ratification of the selection of Deloitte & Touche LLP as the independent registered public accounting firm of XOMA for its fiscal year ending December 31, 2024.	For

NOTE: To transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

V38866-P07969